UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 9, 2017

INOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36309	33-0989359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

326 Bollay Drive

Goleta, California 93117

(Address of principal executive offices, including zip code)

(805) 562-0500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On January 9, 2017, Inogen, Inc. (“Inogen”) issued a press release announcing the estimated impact of the 21st Century Cures Act on its fourth quarter 2016 financial results. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure

Inogen’s officers will participate in the J.P. Morgan 35th Annual Healthcare Conference in San Francisco on Tuesday, January 10, 2017 beginning at 4:00pm PT, and the 19th Annual Needham Growth Conference in New York City on Thursday, January 12, 2017 at 10:00am ET.  During the conferences and in separate sessions with analysts and investors, our officers will refer to an updated slide presentation.  A copy of this updated slide presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.    Interested parties can access the live audio webcast for both of these conference presentations from the Events section of the Investor Relations page on the Inogen website at www.inogen.com.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit	Description

99.1	Inogen, Inc. Press Release dated January 9, 2017
99.2	Investor Presentation

The information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOGEN, INC.

By:	/s/ Alison Bauerlein
Alison Bauerlein
Executive Vice President, Finance, Chief Financial Officer, Secretary and Treasurer

Date:  January 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Inogen, Inc. Press Release dated January 9, 2017
99.2	Investor Presentation